STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
March 31, 1997


Photo of: small girl

STEIN ROE EQUITY FUND

YOUNG INVESTOR FUND


STEIN ROE MUTUAL FUNDS
----------------------
Building Wealth for Generations

CONTENTS

     From the President...............................................   1
       Tim Armour's thoughts on the markets and investing

     The Companies We Invest In.......................................   4
       Top 10 holdings

     Q&A..............................................................   6
       An interview with the portfolio managers and a summary of investment activity

     Fund Highlights..................................................   12
       Information about the Fund

     Investments......................................................   14
       A complete list of investments with market values

     Financial Statements.............................................   22
       Balance sheet, statements of operations and changes in net assets

     Notes to Financial Statements....................................   28

     Financial Highlights.............................................   31
       Selected per-share data

     General Information..............................................   34
       A guide to products and services

                Must be accompanied or preceded by a prospectus.

TO OUR SHAREHOLDERS

DEAR INVESTOR,

Last year, we sponsored an essay contest in which we asked young people to share with us the most important lessons they had learned about investing. The response was overwhelming. We received more than 1,200 entries from all across the country.

     From the replies we received, it was obvious that many of you are well versed in the benefits of investing. But, more importantly, we were pleased to learn that many of you also are well aware of the risks involved. That's important to us because we believe the better informed investors are about the risks -- as well as the benefits -- of investing, the more successful they'll be in the long run.

     We realize it's not much fun to think about investment risk. But we think the current bull market -- one of the longest and strongest in history -- may have created unusually high expectations among investors. Many have never experienced a major correction, let alone a bear market. As a result, some investors now take double-digit returns for granted. But the fact is the market can't continue to go up in a straight line forever. With that in mind, we would like to take this opportunity to remind investors -- both young and old -- that the market goes both up and down. Sooner or later, the market will experience a correction.

     We don't mean to worry you. We simply think it's important that investors are prepared for an occasional downturn, and that they maintain realistic expectations. Technically speaking, an ordinary selloff turns into a bear market when stock prices fall by 20 percent or more. Since the early 1930s, investors have seen a zoo-full of bear markets -- 12 in all.* Some bear markets have preceded recessions; others were triggered by sky-high inflation. The most recent bear market occurred in mid-1990. It drove stock prices down 20 percent, but lasted just three months!

     The most important thing to remember is that, despite occasional downturns, stocks historically have been among the best investments to help achieve your long-term financial goals. What's more, we have found that investors who maintain some exposure to stocks -- through both good times and bad -- fare far better than those who attempt to time the market. Even if you were able to forecast a market correction and sold your investments at exactly the right time, it's unlikely that you would be able to successfully predict when to get back in. That's because market rallies often occur in brief, unexpected spurts.

     So if the market's recent fluctuations have made you a little nervous, we believe you should keep things in perspective. As many of our young investors reminded us in their essays, a long-term perspective is one of the most important parts of a successful investing program.


Sincerely,

/s/ Timothy K. Armour

Timothy K. Armour
President, Stein Roe Mutual Funds
April 20, 1997

* Bear market information provided by Standard & Poor's Statistical Service.

Photo of: Timothy K. Armour, President

When the stock market goes through a period of rising prices, it is called a bull market. People who are optimistic and expect the market to go up are sometimes called "bulls." Bulls represent a rising market because the animal, the bull, tosses its head and horns up in the air when it attacks.

When stock prices fall, it is called a bear market. "Bears" are pessimistic people who expect the market to go down. The animal, the bear, is said to symbolize a falling market because it paws downward when it attacks.

THE COMPANIES WE INVEST IN

Believe it or not, the most important marketplace in the world is not a department store or a grocery store. It's the financial market -- or the exchanges where people buy and sell securities. Today, there are more than 140 of these marketplaces in major cities throughout the world. Without them, the entire global economic system would slow to a standstill. Governments would be unable to issue bonds to pay their bills and corporations would have problems raising cash to run their businesses.

     In the United States, there are two principal stock exchanges, both located in New York City -- the New York Stock Exchange (NYSE), also known as the Big Board, and the American Stock Exchange, or AMEX. Although the NYSE is now the world's most prestigious stock exchange, it had very humble beginnings. It was created in 1792, when 24 merchants joined forces to buy and sell stock under a buttonwood tree. The exchange moved indoors in 1793, and to its present site -- Wall Street -- in 1863.

     At first people resisted buying stocks. They thought they would lose all their money. But that soon changed and, in 1886, the NYSE celebrated its first "million-share" day. Today, it's not uncommon for a million shares to trade within the first five minutes after the opening bell! The people who make these trades are called "specialists." You may have seen them in action on television, running around a large trading floor and waving their hands. Basically, their job is to sell stock to the highest bidder and purchase it for the lowest offered price.

     Another large stock market is called Nasdaq, which stands for the National Association of Securities Dealers Automated Quotation System. Unlike the NYSE or AMEX, Nasdaq has no trading floor. Instead, Nasdaq "market makers" sit at computer terminals in offices around the country, matching buyers with sellers and executing trades through the Nasdaq computer network. When Nasdaq was founded 26 years ago, it was primarily a trading place for small companies. Today, however, many established companies are listed on Nasdaq, and the number of daily transactions often exceeds those made on the NYSE.

Young Investor Fund invests in the stocks of many different companies, both to pursue its investment objective and to help diversify its holdings. Below you'll find the 10 largest holdings as of March 31, 1997.


                                                       % of Total
                                                       Net Assets
                                                       on 3/31/97      Symbol         Exchange
----------------------------------------------------------------------------------------------


1                Heftel Broadcasting Corp.                   1.9%       HBCCA          Nasdaq*
----------------------------------------------------------------------------------------------
2                Motorola, Inc.                              1.8        MOT            NYSE**
----------------------------------------------------------------------------------------------
3                Mattel, Inc.                                1.8        MAT            NYSE
----------------------------------------------------------------------------------------------
4                The Coca-Cola Company                       1.7        KO             NYSE
----------------------------------------------------------------------------------------------
5                Guidant Corporation                         1.7        GDT            NYSE
----------------------------------------------------------------------------------------------
6                Sears, Roebuck & Co.                        1.7        S              NYSE
----------------------------------------------------------------------------------------------
7                Disney (Walt) Company                       1.7        DIS            NYSE
----------------------------------------------------------------------------------------------
8                McDonald's Corporation                      1.7        MCD            NYSE
----------------------------------------------------------------------------------------------
9                Citicorp                                    1.6        CCI            NYSE
----------------------------------------------------------------------------------------------
10               Johnson & Johnson                           1.6        JNJ            NYSE
----------------------------------------------------------------------------------------------

* National Association of Securities Dealers Automated Quotation
** New York Stock Exchange
Portfolio holdings are as of March 31, 1997, and are subject to change.

AN INTERVIEW WITH THE PORTFOLIO MANAGERS

Q. HOW HAS THE FUND PERFORMED?
A. Not as well as we would have liked. For the six-month period ended
   March 31, 1997, the Fund posted a return of -1.12 percent, which trailed both the 11.24 percent return of the S&P 500 and the 5.29 percent median return of its Lipper growth fund peer group. This performance ranked the Fund 674th out of 803 growth funds for the six-month period. But, over the longer term, the Fund has continued to outpace its competitors. For the one-year and since inception periods, the Fund ranked 163rd out of 730 growth funds and 10th out of 468 growth funds, respectively.

Q. WHAT AFFECTED PERFORMANCE?
A. Beginning early last year, many investors started to worry that stronger-than-expected economic growth would force the Federal Reserve to raise interest rates in an attempt to stay a step ahead of inflation.

     As you know, it's important that the economy grows. But if the economy grows too fast, it can spark inflation. When inflation is high, the prices of things go up and people and companies tend to cut back on how much they spend. This makes it harder for companies to sell their products. When this happens, companies' earnings tend to suffer, which, in turn, can make their stock prices go down.

     Since last summer, investors have flocked to the stocks of large-capitalization, high-quality companies in search of the safety and earnings predictability they tend to offer. This clearly benefited many of the Portfolio's large-cap holdings, such as Coca-Cola, Gillette and Procter & Gamble (1.7 percent, 1.1 percent and 1.5 percent of total net assets, respectively). Offsetting this strong performance, however, was the fact that this same uncertainty caused many investors to shy away from small- and mid-cap stocks that have less predictable earnings. As a result, the Portfolio's exposure to smaller-cap holdings, which gave performance a big boost last year, dampened performance this period, particularly over the past three months.

Q. DID THE FEDERAL RESERVE RAISE INTEREST RATES?
A. Yes. In late March, the Federal Reserve finally raised the federal funds rate -- the rate that commercial banks charge each other for overnight loans -- by one-quarter percentage point to 5.50 percent. The Federal Reserve thinks the increase -- which means higher borrowing costs for both companies and consumers -- will help slow economic growth and reduce pressures that could trigger inflation and threaten the U.S. economy's long expansion.

Q. WHAT HAPPENED NEXT?
A. At first, investors let out a huge sigh of relief. After nearly a year of guessing "will they or won't they," investors finally had their answer. In response, the markets experienced what is known as a "relief rally." But soon after, the government released yet another set of stronger-than-expected economic reports. Investors concluded that if economic growth continued at its current pace, inflation would indeed pick up and the Federal Reserve would be forced to raise interest rates again. Remember, as interest rates go up, it makes it more difficult for companies to take out loans because it costs more to repay them. As a result, higher interest rates can make it harder for companies to do business, which can cause stock prices to tumble. That's exactly what happened, and, by the end of March, even our large-cap holdings had given back the gains they had made earlier in the period.

Q. DO YOU THINK THE FEDERAL RESERVE WILL CONTINUE TO RAISE INTEREST RATES? AND, IF SO, HOW DO YOU THINK INVESTORS WILL REACT?
A. Right now, the market is divided into two camps. The first group expects the Federal Reserve to raise interest rates at least one more time this year -- and possibly several times. The other group believes that the most recent rate hike was an isolated event, and economic growth will slow down on its own with little, if any, additional help, from the Federal Reserve.

     Although we think there could be another rate hike this year, we don't expect the Federal Reserve to make a series of rate hikes. If the Federal Reserve does increase interest rates again, we think investors would react to it much the same way you would react to a spoonful of medicine. That is, they might shudder as it goes down but, in the end, we think most investors will accept that it was for their own good. After all, we believe one or two small rate increases now could help extend the expansion by eliminating the need for larger -- and possibly recession-producing -- interest rate hikes in the future.

Q. SO HOW ARE YOU DEALING WITH THE MARKET'S RECENT VOLATILITY?
A. We're long-term investors, so we don't usually concern ourselves with the market's day-to-day fluctuations or the up-and-down cycles of the economy. Of course, if a company's stock price falls, we will investigate to see if the price drop is a sign of a bigger problem. If we don't see any change in the company's long-term outlook, however, then we usually sit tight. In fact, we often use these occasional downturns as an opportunity to buy more of a company's stock.

     Unlike some investors, we invest in businesses, not stock prices. We believe there tends to be a strong relationship between the success of a company and the success of its stock. That's why we look for success stories -- companies that we think can do well, regardless of economic or market conditions. As long as we think a company has a product or service that's in demand, capable management and favorable long-term growth prospects, then we'll stick with it.

Q. WHERE ARE YOU FINDING GOOD INVESTMENT OPPORTUNITIES RIGHT NOW?
A. Although we expect some continued near-term volatility, we think many small- and mid-cap companies offer exceptional long-term prospects and, because of the recent selloff, we think many are attractively valued. Within the small- to mid-cap area of the market, we think some of the best opportunities can be found in the technology sector. We think companies that offer products that can either make people's lives easier or businesses more efficient should do particularly well.

     We also think that many of the Portfolio's core large-cap holdings -- particularly classic kids' companies like Disney and Coca-Cola -- could benefit from the spending habits of the world's rapidly growing young population. Census figures show that the five- to-19-year-old age group is the second-fastest-growing segment of the U.S. population and the fastest-growing segment of many emerging countries like India and China.(1) As a result, we think companies that can provide the products and services that young people want or need are positioned to do extremely well in the years to come.

Q. WHAT'S YOUR OUTLOOK?
A. We're not necessarily predicting a bear market, but we think investors would be wise to brace themselves for some rougher times ahead. Nonetheless, we remain optimistic about the long-term prospects of the companies we are invested in, and we plan to use this period of weakness as an opportunity to buy the stock of some of our favorite companies at what we think are bargain prices.

1 Source: U.S. Census Bureau, 1996

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's investment adviser currently limits expenses to 1.50 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past expense limits, the Fund's total return would have been less. The S&P 500 is an unmanaged group of stocks that differs from the composition of Young Investor Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for all growth funds for the one-year and Life of Fund periods ended March 31, 1997, were 12.91 percent and 16.77 percent, respectively.


The Federal Reserve is the central bank of the United States. Created by Congress in 1913, it is responsible for maintaining a sound banking system and a healthy economy. Today, the Federal Reserve is composed of 12 regional banks, each serving a specific part of the country, and the Board of Governors, which oversees the entire system. To accomplish its mission, the Federal Reserve acts as a bank for other banks and for the U.S. government. It also serves as a regulator of financial institutions and as the nation's money manager, performing many functions that affect the U.S. economy and its financial system.


A company's capitalization is the total value of all of its outstanding shares of stock, which are owned by investors like you. Large-cap companies typically have market capitalizations, or "caps," of $5 billion or more. A mid-cap company usually has a market value of somewhere between $1 billion and $5 billion, and a small-cap stock's total market value typically will be less than $1 billion.


Inflation describes a period of time when the prices of most goods and services are steadily increasing. This usually happens because there is more demand than goods available.

Photo of: David Brady, Erik Gustafson, Art McQueen

FUND HIGHLIGHTS
as of March 31, 1997

                          Average Annual Total Returns
------------------------------------------------------------------

                                                           Life
                                     One-Year            of Fund*
                                  --------------------------------
YOUNG INVESTOR FUND                    17.17%              25.24%
S&P 500                                19.82               22.45


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

* 4/29/94 through 3/31/97



   Fund Data

   INVESTMENT OBJECTIVE:
   Seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach children and teenagers about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

   FUND INCEPTION: 4/29/94
   TOTAL NET ASSETS: $330.2 MILLION


You can get an idea of how Young Investor Fund performed by comparing it to a general measure of the stock market's performance, such as the S&P 500 Index. The S&P 500 is an unmanaged group of stocks that differs from the composition of the Fund. It is not available for direct investment. The Index consists of approximately 400 industrial, 40 financial, 40 utility and 20 transportation stocks.



                            Economic Sector Breakdown
-------------------------------------------------------------------
                                     Portfolio            S&P 500
                                 ----------------------------------


Technology                             29%                  16%
Consumer Cyclical                      25                   13
Consumer Noncyclical                   22                   23
Financial                              13                   15
Industrial                              7                   10
Basic Materials                         2                    5
Utilities                               1                    8
Energy                                  1                   10
                                  ---------------------------------
Total                                 100%                 100%
-------------------------------------------------------------------

[line chart]

Comparison of change in value of $10,000 investment
------------------------------------------------------------------------------

               Young
             Investor            S & P
               Fund               500


4/30/94        10000             10000
6/30/94         9700              9915
9/30/94        10240             10399
12/31/94       10739             10397
3/31/95        11414             11408
6/30/95        12724             12496
9/30/95        14396             13488
12/31/95       15012             14300
3/31/96        16466             15068
6/30/96        18780             15743
9/30/96        19512             16229
12/31/96       20279             17581
3/31/97        19294             18054


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. This graph compares the performance of Young Investor Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of the Fund. The S&P 500 is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.


SR&F GROWTH INVESTOR PORTFOLIO

Investments as of March 31, 1997
(Dollar amounts in thousands)
(Unaudited)

                                                                  Number      Market
EQUITY-RELATED SECURITIES (92.1%)                               of Shares     Value


Common Stocks (90.7%)
Automobiles/Vehicles (2.7%)
   Volvo AB ADRs
     (Manufactures cars, trucks, buses, marine engines
      and aerospace equipment)                                    170,000   $ 4,420
   Chrysler Corporation
     (Manufactures, assembles and sells cars and trucks)          100,000     3,000
   *Circuit City Stores - CarMax Group
     (Sells retail used cars and light trucks)                    100,000     1,500
                                                                            -------
                                                                              8,920
Banks (4.6%)
   Citicorp
     (Provides a broad range of financial services)                50,000     5,413
   Texas Regional Bancshares, Class A
     (Commercial bank operating in the Rio Grande
      Valley of Texas)                                            150,000     4,875
   Wells Fargo & Co.
     (Provides a broad array of financial products and
      services)                                                    17,000     4,830
                                                                            -------
                                                                             15,118
Commercial Services (3.4%)
   *ABR Information Services, Inc.
     (Provides benefits administration, compliance and
      information services to employers)                          200,000     3,600
   Paychex, Inc.
     (Provides computerized payroll accounting services
      to businesses)                                              110,000     4,524
   *Sykes Enterprises, Inc.
     (Provides information technology outsourcing services,
      including support services and development services
      and solutions)                                              100,000     3,263
                                                                            -------
                                                                             11,387
Computer Software and Services (5.6%)
   *Cisco Systems Inc.
     (Produces, markets and supports
      multiprotocol internetworking systems)                      100,000     4,812


                                                                  Number      Market
Common Stocks (Continued)                                        of Shares    Value


Computer Software and Services  (Continued)
   *Fore Systems Inc.
     (Produces network management software for data
      communications and computer applications)                    85,000   $ 1,275
   *Microsoft Corporation
     (Manufactures software products)                              55,000     5,043
   *Sterling Commerce Inc.
     (Global provider of electronic commerce software
      products and network services)                              170,000     4,930
   *3Com Corporation
     (Designs, produces and markets a broad range of
      global data networking solutions)                            70,000     2,292
                                                                            -------
                                                                             18,352
Consumer Products (5.5%)
   *CUC International Inc.
     (Consumer marketing company)                                 200,000     4,500
   General Electric Company
     (Appliances, broadcasting, communications
      and transportation)                                          50,000     4,962
   The Gillette Company
     (Shaving and personal care products)                          50,000     3,631
   The Procter & Gamble Company
     (Produces personal care products, pharmaceuticals,
      food and beverages)                                          43,000     4,945
                                                                            -------
                                                                             18,038
Data Processing (2.8%)
   Automatic Data Processing
     (Offers a variety of data processing services)               100,000     4,187
   First Data Corporation
     (Provides information processing and related
     services)                                                    150,000     5,081
                                                                            -------
                                                                              9,268
Distribution - Retail (8.2%)
   *Inacom Corporation
     (Markets and distributes information
      technology products and services)                           175,000     3,981
   *Insight Enterprises, Inc.
     (Markets microcomputers, peripherals and software)           100,000     2,475
   Mattel, Inc
     (Designs, manufactures and markets children's toys)          248,314     5,959

See accompanying notes to financial statements.


                                                                   Number      Market
Common Stocks (Continued)                                        of Shares     Value


Distribution - Retail  (Continued)
   *PETsMART Inc.
     (Operates pet food and supply stores)                        230,000   $ 4,657
   Sears, Roebuck & Co.
     (Retailer of apparel, home and automotive products
      and services)                                               110,000     5,527
   Walgreen Company
     (Large retail drugstore chain in the United States)          110,000     4,606
                                                                            -------
                                                                             27,205
Educational Services (2.2%)
   *Apollo Group Inc., Class A
     (Provides higher education programs
      for working adults)                                         180,000     4,410
   *Children's Comprehensive Services
     (Provides services for at-risk youth)                        250,000     2,875
                                                                            -------
                                                                              7,285
Electrical Equipment (5.7%)
   Hewlett-Packard Co.
     (Designs, manufactures and services computers,
      calculators, workstations, printers and medical
      diagnostic devices)                                          80,000     4,260
   Intel Corp.
     (Produces and sells microcomputer
      components and related products)                             35,000     4,869
   Motorola, Inc.
     (Producer of electronic and telecommunication
     equipment)                                                   100,000     6,037
   *Sipex Corporation
     (Manufactures, markets and sells analog-integrated
      circuits)                                                   128,500     3,759
                                                                            -------
                                                                             18,925
Entertainment (2.8%)
   Cedar Fair L.P.
     (Owns and operates four amusement theme parks)               100,000     3,775
   Disney (Walt) Company
     (Operates theme parks and resorts and produces
      motion pictures)                                             75,000     5,475
                                                                            -------
                                                                              9,250

See accompanying notes to financial statements.


                                                                   Number      Market
Common Stocks (Continued)                                        of Shares     Value


Financial Institutions (4.1%)
   Federal Home Loan Mortgage Corp.                               170,000   $ 4,633
     (Purchases mortgages from lenders and resells in pools
      or packages)
   Federal National Mortgage Association
     (Purchases mortgages and issues guaranteed mortgage-
      backed securities)                                          130,000     4,696
   Household International Inc.
     (Provides financial and banking services)                     50,000     4,306
                                                                            -------
                                                                             13,635
Financial Services (1.8%)
   American Express Company
     (Provides a variety of diversified travel and
      financial services)                                          80,000     4,790
   *Nationwide Financial Services
     (Provides long-term saving and retirement products to
      retail and institutional customers)                          47,800     1,231
                                                                            -------
                                                                              6,021
Food & Beverage (2.9%)
   The Coca-Cola Company
     (Producer and distributor of soft drink products)            100,000     5,588
   Wrigley (Wm.) Jr. Company
     (Chewing gum manufacturer)                                    70,000     4,086
                                                                            -------
                                                                              9,674
Health Care (3.0%)
   Johnson & Johnson
     (Manufactures and markets a broad range of
      health care and other products)                             100,000     5,288
   United Healthcare Corp.
     (Owns and manages health maintenance organizations)          100,000     4,763
                                                                            -------
                                                                             10,051
Insurance (2.5%)
   CMAC Investment Corp.
     (Provides private mortgage insurance coverage)               100,000     3,337
   MGIC Investment Corp.
     (Provides private mortgage insurance coverage)                70,000     4,953
                                                                            -------
                                                                              8,290

See accompanying notes to financial statements.


                                                                    Number     Market
Common Stocks (Continued)                                        of Shares     Value


Leisure Products (1.1%)
   Callaway Golf Company
     (Produces and markets golf clubs)                            120,000   $ 3,435

Machinery (1.4%)
   *Thermo Electron Corporation
     (Manufactures and sells environmental monitoring and
      analysis instruments, papermaking and recycling
      equipment)                                                  150,000     4,631

Medical/Pharmaceutical (4.4%)
  Eli Lilly & Co.
    (Involved in discovery, development, manufacture
     and sale of pharmaceutical products)                          60,000     4,935
  Merck & Co., Inc.
    (Manufactures and produces human and
     animal health products and services)                          55,000     4,634
  SmithKline Beecham Plc ADRs
    (Develops, manufactures and
     markets pharmaceuticals)                                      70,000     4,900
                                                                            -------
                                                                             14,469
Medical-Instruments (5.4%)
  *Boston Scientific Corp.
     (Develops, produces and markets
      medical devices)                                             75,000     4,631
  Guidant Corporation
     (Designs, develops and manufactures
      cardiovascular products)                                     90,000     5,535
  *Idexx Laboratories Inc.
     (Develops and manufactures
      biotechnology-based detection systems
      for veterinarians)                                          200,000     2,800
  Medtronic Inc.
     (Manufactures various cardiovascular
      medical instruments)                                         80,000     4,980
                                                                            -------
                                                                             17,946

See accompanying notes to financial statements.


                                                                  Number      Market
Common Stocks (Continued)                                       of Shares     Value


Oil Exploration and Production (0.7%)
   *United Meridian Corporation
     (Acquires, explores and develops
      natural gas and crude oil properties)                        80,000   $ 2,410

Office Furnishings (0.2%)
   Shelby Williams Industries, Inc.
     (Designs, manufactures and distributes
      products for the contract furniture market)                  50,000       694

Publishing, Broadcasting and Media (6.8%)
   *Clear Channel Communications Inc.
     (Owns, operates and manages radio and
      television stations)                                        110,000     4,716
   *Heftel Broadcasting Corp., Class A
     (Spanish language radio broadcasting company)                135,000     6,278
   *International Family Entertainment
     (Produces and distributes entertainment
      programming)                                                150,000     3,056
   *Outdoor Systems Inc.
     (Outdoor advertising company)                                160,000     4,780
   *Telemundo Group Inc., Class A
     (Develops and produces Spanish
      language television programming and advertising)            125,000     3,578
                                                                            -------
                                                                             22,408
Restaurant/Hotel (3.1%)
   *HFS Inc.
     (Franchiser of hotel chains, real estate and car
      rental firms)                                                80,000     4,710
   McDonald's Corporation
     (Develops, licenses, leases and services a
      worldwide system of restaurants)                            115,000     5,434
                                                                            -------
                                                                             10,144
Specialty Chemicals (1.5%)
   Minerals Technologies Inc.
     (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)               150,000     4,988

See accompanying notes to financial statements.


                                                                  Number      Market
Common Stocks (Continued)                                       of Shares     Value


Telecommunications (6.0%)
   Ascend Communications Inc.
     (Produces, markets and services telecommunications
      delivery systems)                                           70,000   $  2,853
   *Associated Group Inc., Class A
     (Wireless cable company)                                     90,000      3,397
   *Cascade Communications Corp.
     (Designs, develops and maintains a line of multiservice
      wide area network switches)                                180,000      4,748
   Lucent Technologies Inc.
     (Produces public and private networks, communication
      systems and software)                                       90,000      4,748
   *Tellabs Inc.
     (Designs, assembles, markets and services
      voice and data networking products)                        110,000      3,974
                                                                           --------
                                                                             19,720
Travel Services (1.4%)
   *Sabre Group Holdings Inc.
     (Provider of a travel reservation system)                   180,000      4,545

Transportation (0.9%)
   *Heartland Express
     (Carrier of irregular route motor freight)                  150,000      2,850
                                                                           --------

TOTAL COMMON STOCKS
   (Cost $291,213)                                                          299,659

PREFERRED STOCK (1.4%)
   Nokia Corp. ADSs
     (International electronics group)
     (Cost $3,761)                                                80,000      4,660
                                                                           --------

TOTAL EQUITY-RELATED SECURITIES
   (Cost $294,974)                                                          304,319
                                                                           --------

See accompanying notes to financial statements.


                                                             Principal        Market
                                                             Amount           Value


SHORT-TERM OBLIGATIONS (9.1%)
Commercial Paper
Price/Costco 7.300% 4/01/97                                 $10,000        $ 10,000
UBS Finance 6.750% 4/01/97                                   13,415          13,415
Windmill Funding 5.400% 4/01/97                               6,500           6,500
                                                                            -------

TOTAL SHORT-TERM OBLIGATIONS
   (Cost $29,915)                                                            29,915
                                                                            -------

TOTAL INVESTMENTS (101.2%)
   (Cost $324,889)                                                          334,234

OTHER ASSETS, LESS LIABILITIES (-1.2%)                                       (3,917)
                                                                            -------

TOTAL NET ASSETS (100%)                                                    $330,317
                                                                            =======

See accompanying notes to financial statements.

* Non-Income Producing


SmithKline Beecham Plc is a multinational corporation headquartered in the United Kingdom. ADR stands for American Depository Receipt. An ADR lets Americans buy shares of a foreign-based company in a U.S. stock market, instead of in an overseas market using foreign currency. The receipt represents ownership of shares held in the vault of a U.S. bank and it entitles the receiptholder to all the dividends and capital gains from the stock.


The portfolio managers will sometimes have a large amount of money to invest but may not want to buy stocks with it right away. To put the money to work, they will invest in short-term instruments such as commercial paper. These are like short-term loans (between one and 270 days long) to large corporations or banks. For example, the Fund made a loan to UBS Finance that came due one day after the date of this report.


SR&F GROWTH INVESTOR PORTFOLIO
BALANCE SHEET
March 31, 1997
(Amounts in thousands)
(Unaudited)


----------------------------------------
Assets

     Investments, at market value                                 $334,234
     Dividends receivable                                              244
     Cash                                                                3
                                                                  --------
          Total Assets                                            $334,481
                                                                  ========

----------------------------------------
Liabilities

     Payable for investments purchased                            $  3,984
     Payable to investment adviser                                     178
     Other liabilities                                                   2
                                                                  --------
          Total Liabilities                                          4,164

-----------------------------------------
     Net Assets Applicable to Investor's Beneficial Interest      $330,317
                                                                  ========

See accompanying notes to financial statements.


SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
For The Period Ended March 31, 1997 (a)
(Amounts in thousands)
(Unaudited)


------------------------------------------
     Investment Income
         Dividend income                                           $   361
         Interest income                                               318
                                                                   -------
              Total Investment Income                                  679
                                                                   -------

------------------------------------------
     Expenses
         Management fees                                               320
         Accounting fees                                                 5
         Trustees' fees                                                  4
         Audit and legal fees                                            3
         Custodian fees                                                  1
         Other                                                           9
                                                                   -------
              Total Expenses                                           342
                                                                   -------
         Net Investment Income                                         337
                                                                   -------

------------------------------------------
     Realized and Unrealized Gains on Investments
         Net realized gains on investments                             472
         Net change in unrealized appreciation or depreciation
              of investments                                         9,345
                                                                   -------
              Net Gains on Investments                               9,817
                                                                   -------

                                                                   -------
     Net Increase in Net Assets Resulting from Operations          $10,154
                                                                   =======

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.


SR&F GROWTH INVESTOR PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
For The Period Ended March 31, 1997 (a)
(Amounts in thousands)
(Unaudited)


--------------------------------------------
     Operations
         Net investment income                                   $     337
         Net realized gains on investments                             472
         Net change in unrealized appreciation or
           depreciation of investments                               9,345
                                                                 ---------
              Net Increase in Net Assets Resulting
                from Operations                                     10,154
                                                                 ---------

--------------------------------------------
     Transactions in Investors' Beneficial Interest
         Contributions                                             339,630
         Withdrawals                                               (19,467)
                                                                 ---------
              Net Increase from Transactions
                in Investors' Beneficial Interest                  320,163
                                                                 ---------
              Net Increase in Net Assets                           330,317

--------------------------------------------
     Total Net Assets
         Beginning of Period                                            --
                                                                 ---------
         End of Period                                           $ 330,317
                                                                 =========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND

BALANCE SHEET
March 31, 1997
(Amounts in thousands, except per-share amount)
(Unaudited)


-------------------------------------
     Assets
         Investment in SR&F Growth Investor Portfolio, at
           market value                                                $ 330,228
         Receivable for fund shares sold                                   1,484
         Cash and other assets                                               217
                                                                       ---------
              Total Assets                                             $ 331,839
                                                                       =========

-------------------------------------
     Liabilities
         Payable for fund shares redeemed                              $   1,597
         Payable to investment adviser and transfer agent                     79
                                                                       ---------
              Total Liabilities                                            1,676
                                                                       ---------

-------------------------------------
     Capital
         Paid-in capital                                                 318,926
         Net unrealized appreciation of
              investments and foreign currencies                           9,352
         Accumulated overdistributed net investment income                  (271)
         Accumulated undistributed net realized gains on
              investments and foreign currency transactions                2,156
                                                                       ---------
              Total Capital (Net Assets)                                 330,163
                                                                       ---------
              Total Liabilities and Capital                            $ 332,057
                                                                       =========

--------------------------------------
         Shares Outstanding (Unlimited Number Authorized)                 18,553
                                                                       =========
         Net Asset Value (Capital) Per Share                           $   17.80
                                                                       =========

See accompanying notes to financial statements.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 1997
(All amounts in thousands)
(Unaudited)


Investment Income
 Interest                                                                 $  538
   Dividends                                                                 534
   Interest allocated from SR&F Growth
     Investor Portfolio                                                      318
   Dividends allocated from SR&F
     Growth Investor Portfolio                                               360
                                                                        --------
Total Investment Income                                                    1,750
                                                                        --------

----------------------
Expenses
     Management fees                                                         502
     Printing and postage                                                    422
     Expenses allocated from SR&F
     Growth Investor Portfolio                                               341
     Transfer agent fees                                                     307
     Administrative fee                                                      279
     SEC and state registration fees                                          37
     Custodian fees                                                           15
     Accounting fees                                                          15
     Trustees' fees                                                           10
     Amortization of organization
      expenses                                                                 1
     Other                                                                   197
                                                                        --------
                                                                           2,126

 Reimbursement of expenses by investment adviser                            (219)
                                                                        --------
Total Expenses                                                             1,907
                                                                        --------
Net Investment Loss                                                        (157)
                                                                        --------

----------------------
Realized and Unrealized Gains on Investments
    Net realized gains on investments                                      1,689
    Net realized gains on investments allocated from
    SR&F Growth Investor Portfolio                                           475
    Net change in unrealized appreciation or depreciation
      of investments                                                     (13,243)
                                                                        --------
Net Losses on Investments                                               (11,079)
                                                                        --------

-----------------------
Net Decrease in Net Assets Resulting from Operations                   $(11,236)
                                                                       ========

See accompanying notes to financial statements.


Here's what it cost to manage and operate the Fund during this reporting period. The management fees, for example, are paid to the investment adviser (Stein Roe) for researching, buying and selling stocks, and for developing an investment strategy. The transfer agent fees pay for processing shareholder transactions and for keeping track of all shareholder accounts.


STEIN ROE INVESTMENT TRUST
YOUNG INVESTOR FUND
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)
(Unaudited)
                                                                            Year             Six Months
                                                                           Ended                  Ended
                                                                       Sept. 30,              March 31,
                                                                            1996                   1997
                                                                       ---------              ---------


 --------------------------------------------
     Operations
         Net investment income (loss)                                  $     241              $    (157)
         Net realized gains on investments                                 8,332                  2,164
         Net change in unrealized appreciation or
           depreciation of investments                                    17,075                (13,243)
                                                                       ---------              ---------
              Net Increase (Decrease) in Net Assets
                Resulting from Operations                                 25,648                (11,236)
                                                                       ---------              ---------

----------------------------------------------
     Distributions To Shareholders
         Dividends from net investment income                               (125)                  (250)
         Capital gains distributions                                      (1,383)                (8,295)
                                                                       ---------              ---------
              Total Distributions to Shareholders                         (1,508)                (8,545)
                                                                       ---------              ---------

----------------------------------------------
     Share Transactions
         Subscriptions to fund shares                                    139,130                264,365
         Investment income dividends reinvested                              108                    236
         Capital gains distributions reinvested                            1,368                  7,855
         Redemptions of fund shares                                      (17,058)              (101,601)
                                                                       ---------              ---------
           Net Increase from Share Transactions                          123,548                170,855
                                                                       ---------              ---------
              Net Increase in Net Assets                                 147,688                151,074

----------------------------------------------
     Total Net Assets
         Beginning of Period                                              31,401                179,089
                                                                       ---------              ---------
         End of Period                                                 $ 179,089              $ 330,163
                                                                       =========              =========

----------------------------------------------
     Accumulated Undistributed (Overdistributed) Net
       Investment Income at End of Period                              $     136              $    (271)
                                                                       =========              =========

----------------------------------------------
     Analysis of Changes in Shares of Beneficial Interest
         Subscriptions to fund shares                                      8,324                 13,800
         Investment income dividends reinvested                                8                     13
         Capital gains distributions reinvested                               97                    433
         Redemption of fund shares                                        (1,017)                (5,302)
                                                                       ---------              ---------
         Net increase in fund shares                                       7,412                  8,944
         Shares outstanding at beginning of period                         2,197                  9,609
                                                                       ---------              ---------
         Shares outstanding at end of period                               9,609                 18,553
                                                                       =========              =========

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION OF THE SR&F GROWTH INVESTOR PORTFOLIO
-----------------------------------------------------------

         The SR&F Growth Investor Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe Young Investor Fund contributed $250,786 in securities and other assets. At February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100.

              The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Stein Roe Young Investor Fund and Stein Roe Advisor Young Investor Fund owned 99.97 percent and .03 percent, respectively.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

         The following are the significant accounting policies of the Portfolio and Stein Roe Young Investor Fund (the "Fund"), a series of the Stein Roe Investment Trust (a Massachusetts business trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         SECURITY VALUATIONS
         All securities are valued as of March 31, 1997. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

         FEDERAL INCOME TAXES
         No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

         DISTRIBUTION TO SHAREHOLDERS
         Dividends from net investment income and capital gains, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

         OTHER INFORMATION
         Realized gains or losses from sales of
          securities are determined on the specific identified cost basis.

         All amounts, except per-share amounts, are shown in thousands.

               A mutual fund's financial statements provide standardized information about its investment transactions and accounting activities. These "Notes" provide additional clarification and information about practices that affect Young Investor Fund's operations.


NOTE 3.  TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------

         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

              The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter.

         The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.

              The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, effective February 1, 1997, the Adviser agreed to reimburse the Fund to the extent that its expenses exceed 1.50 percent of annual average net assets. The expense limitation expires January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice. Prior to February 1, 1997, the Adviser limited expenses to 1.25 percent of annual average net assets.

              At March 31, 1997, Keyport Life Insurance Company, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, owned 433,566 shares of the Fund with a net asset value of $7,717.

              The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.

              The Adviser also provides certain accounting services. For the period ended March 31, 1997, the Fund and Portfolio incurred charges of $15 and $5, respectively.

              Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the period ended March 31, 1997, was $10 and $4, respectively. No remuneration was paid to any other trustee or officer of the Trusts.

NOTE 4.  SHORT-TERM DEBT
------------------------

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which it can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended March 31, 1997.

NOTE 5.  INVESTMENT TRANSACTIONS
--------------------------------

         The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1997, were:

         FUND                                    PURCHASES    SALES
                                                 --------     -----
         Young Investor Fund                     $148,447     $44,691
         Growth Investor Portfolio                 66,668      12,956

              At March 31, 1997, the cost of investments for federal income tax purposes and for financial reporting were $327,797 and $324,889, respectively. Unrealized appreciation and depreciation on a tax basis were $28,491 and $22,054, respectively.


SR&F GROWTH INVESTOR PORTFOLIO
FINANCIAL HIGHLIGHTS


                                                                      Period
                                                                       Ended
                                                                   March 31,
                                                                    1997 (a)
                                                                    --------


--------------------------------------
  Ratios to Average Net Assets
      Ratio of net expenses to average net assets.....................0.64%*
      Ratio of net investment income to average net assets............0.63%*
      Portfolio turnover rate............................................4%
      Average commissions (per share)...............................$0.0575

* Annualized
(a) The Portfolio commenced operations on February 3, 1997.

STEIN ROE INVESTMENT TRUST

YOUNG INVESTOR FUND
FINANCIAL HIGHLIGHTS

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                           Period                                       Six Months
                                                                            Ended                 Years Ended                Ended
                                                                        Sept. 30,                September 30,           March 31,
                                                                         1994 (a)            1995             1996           1997
                                                                          -------        --------       ----------      ----------


NET ASSET VALUE, BEGINNING OF PERIOD...............................       $ 10.00         $ 10.24         $  14.29       $  18.64
                                                                          -------        --------       ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)....................................          0.03            0.06             0.05          (0.01)
   Net realized and unrealized gains (losses) on investments.......          0.21            4.07             4.86          (0.19)
                                                                          -------        --------       ----------      ----------
     Total from investment operations..............................          0.24            4.13             4.91          (0.20)
                                                                          -------        --------       ----------      ----------
DISTRIBUTIONS
   Net investment income...........................................            --           (0.08)           (0.05)         (0.02)
   Net realized capital gains......................................            --              --            (0.51)         (0.62)
                                                                          -------        --------       ----------      ----------
     Total distributions...........................................            --           (0.08)           (0.56)         (0.64)
                                                                          -------        --------       ----------      ----------
NET ASSET VALUE, END OF PERIOD.....................................        $10.24         $ 14.29         $  18.64       $  17.80


                                                                      ===========   =============   ==============    ============
Ratio of net expenses to average net assets (b)....................         0.99%*          0.99%            1.21%           1.37%*
Ratio of net investment income to average net assets (c)...........         1.07%*          0.47%            0.30%          (0.11%)*
Portfolio turnover rate............................................           12%             55%              98%             22%
Average commissions (per share)....................................        $  --          $   --          $ 0.0603       $  0.0565
Total return.......................................................         2.40%          40.58%           35.55%          (1.12%)
Net assets, end of period..........................................        $8,176         $31,401         $179,089       $330,163

* Annualized
(a) The Fund commenced operations on April 29, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 4.58 percent for the period ended September 30, 1994, 2.87 percent and 2.04 percent for the years ended September 30, 1995, and September 30, 1996, respectively, and 1.52 percent for the six months ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.


This number(Portfolio turnover rate) tells you how much stock and bond trading the Fund did during the period covered by the report. The higher the number, the more trading the Fund did.

TO CONTACT US...

BY PHONE 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe Fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

STEIN ROE'S FUNDS-ON-CALL(R) 24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe fund prices and yields, and other information. In addition, if you have a Personal Identification Number
(PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

STEIN ROE INVESTMENT TRUST

TRUSTEES
------------------------------------------------------------------------------

Timothy K. Armour
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants


A custodian holds the stock certificates and other assets of a mutual fund for safekeeping. State Street Bank and Trust Company of Boston, Massachusetts, is the custodian for Growth Investor Portfolio and Young Investor Fund.

OFFICERS
------------------------------------------------------------------------------

Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Cynthia A. Prah, Vice President
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Judith E. Perrie, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

THE STEIN ROE FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                   YI12A 5/97